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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 October 20, 1999
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                Date of Report (Date of earliest event reported)


                    STARTEC GLOBAL COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                 000-23087                 52-2099559
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         (State or other          (Commission            (IRS Employer
         jurisdiction of            File No.)           Identification
         Incorporation)                                           No.)


                             10411 Motor City Drive
                            Bethesda, Maryland 20817
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              (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:

                                  301-365-8959
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                                 Not applicable

          ------------------------------------------------------------

          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     The Company previously issued the accompanying press releases (i) Startec Launches Arab Virtual Community and Free Internet Service, and (ii) Startec Rolls Out Clarent-Based IP Telephony Clearinghouse and Network.


Item 7.  Financial Statements and Exhibits.

     99.1 Press Release dated October 20, 1999.
     99.2 Press Release dated November 1, 1999.

                                      (2)

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       STARTEC GLOBAL COMMUNICATIONS CORPORATION

                                                     By:  /s/ PRABHAV V. MANIYAR
                                                --------------------------------
                                                              Prabhav V. Maniyar
                                                 Senior Vice President and Chief
                                                               Financial Officer



Dated:    November 9, 1999

                                      (3)

Exhibit No.         Description
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    99.1            Press Release dated October 20, 1999
    99.2            Press Release dated November 1, 1999


                                      (4)
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